UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 9, 2012

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528

(Address of principal executive offices, including zip code)

(914) 630-7431

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02 UNREGISTERED SALES OF SECURITIES

On October 6, 2012, MGT Capital Investments, Inc. (the “Company”) entered into two substantially identical exchange agreements (collectively, the “Agreements”) with the persons listed on the schedule attached to each such Agreement (collectively, the “Holders”). The Agreements provide, for the (i) issuance of an aggregate of 100,000 shares (as adjusted for stock splits, stock dividends or similar events after the date hereof) of the Company's common stock (the “Common Stock”), par value $0.001 per share (the “Exchange Shares”), and a (ii) cash payment of an aggregate of $3,500,000 (the “Cash Payment” and with the Exchange Shares, the “Exchange Consideration”) to the Holders in exchange for the surrender by such Holders to the Company of the $3,500,000 aggregate principal amount of the Company’s senior secured convertible notes (the “Notes”) originally issued to such Holders pursuant to that certain Securities Purchase Agreement, dated as of May 24, 2012, by and among the Company and the Holders.

In connection with the offer and sale of securities to the Holder pursuant to the Agreements, the Company relied on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The description of the Agreements contained in this Item 1.01 and Item 3.02 is a summary and is qualified in its entirety by reference to the form of the Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On October 9, 2012, the Company issued a press release announcing the entry into the Agreements described above, which is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No. Description

10.1 Form of Exchange Agreement

99.1 Text of press release issued by the Company on October 9, 2012.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 9, 2012

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Name:	Robert B. Ladd
Title:	President and Chief Executive Officer